UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure

On September 6, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release applauding recent action by the White House aimed at reducing reliance on nuclear fuels from Russia. On Friday, September 2, a supplemental appropriations request was made from President Biden to Congress for the continuing resolution, including $1.5 billion for the Department of Energy to acquire LEU (“Low Enriched Uranium”) for the existing commercial nuclear fleet that power one in five homes in America and HALEU (“High-Assay Low Enriched Uranium”) for emerging advanced and small modular reactors.

UEC Chairman and former U.S. Energy Secretary, Spencer Abraham, commented: “Recent events have demonstrated the risks associated with depending on Russian energy exports. The events in Ukraine and Russia’s disruptions of natural gas supplies to Europe are a grim reminder of these risks. Accordingly, the United States must proactively address the potential impacts of a sudden cut-off, ban or embargo of Russian uranium and nuclear fuel. To address our dependence on Russia for the key elements in our nuclear fuel cycle from the mining of uranium to its conversion and enrichment we need to act now.”

Secretary Abraham continued: “We look forward to learning more of the details as to how the Department of Energy will be making the necessary investments in the nuclear fuel supply chain and hope that a significant component of these investments will be deployed to increase the domestic production of uranium. It remains of high concern that we are currently reliant on 60% of our uranium supplies from Russia, Kazakhstan and Uzbekistan, despite abundant, untapped, American resources. The United States relies on nuclear energy for 20% of our electricity supplies (comprising over 50% of our carbon-free power), and we remain the world’s largest consumer of uranium fuel. Given this, it only makes sense that we increase our uranium production here in the U.S. and that a significant portion of these new appropriations, if granted, will be used to achieve that objective.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description

99.1	News Release dated September 6, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: September 6, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer